UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2012

WFRBS Commercial Mortgage Trust 2012-C7

(Exact name of issuing entity)

RBS Commercial Funding Inc.

(Exact name of registrant as specified in its charter)

The Royal Bank of Scotland plc

Wells Fargo Bank, National Association

RBS Financial Products Inc.

Basis Real Estate Capital II, LLC

Liberty Island Group I LLC

C-III Commercial Mortgage LLC

(Exact names of sponsors as specified in their charters)

Delaware	333-177891-01	06-1565524
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Washington Blvd. Stamford, Connecticut		06901
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (203) 897-2700

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On or about June 28, 2012, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2012-C7 (the “Certificates”), are expected to be issued by WFRBS Commercial Mortgage Trust 2012-C7 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of June 1, 2012 (the “Pooling and Servicing Agreement”), between RBS Commercial Funding Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, TriMont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Deutsche Bank Trust Company Americas, as trustee.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-S Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class A-FL, Class X-A, Class X-B, Class D, Class E, Class F, Class G, Class H and Class R Certificates (collectively, the “Privately Offered Certificates”) and (iii) the Class A-FX and Class V Certificates. Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about June 28, 2012 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be sixty-one(61) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on eighty (80) commercial, manufactured housing community and multifamily properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from The Royal Bank of Scotland plc (“RBS”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of June 7, 2012, between the Registrant and RBS; certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of June 7, 2012, between the Registrant and WFB; certain of the Mortgage Loans are expected to be acquired by the Registrant from RBS Financial Products Inc. (“RBSFP”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of June 7, 2012, between the Registrant and RBSFP; certain of the Mortgage Loans are expected to be acquired by the Registrant from Basis Real Estate Capital II, LLC (“Basis”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of June 7, 2012, between the Registrant, Basis and Basis Investment Group LLC; certain of the Mortgage Loans are expected to be acquired by the Registrant from Liberty Island Group I LLC (“Liberty Island”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of June 7, 2012, between the Registrant, Liberty Island and Liberty Island Group LLC; and certain of the Mortgage Loans are expected to be acquired by the Registrant from C-III Commercial Mortgage LLC (“C-III”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated as of June 7, 2012, between the Registrant and C-III.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to RBS Securities Inc. (“RBS Securities”), Wells Fargo Securities, LLC (“WFS”) and Deutsche Bank Securities Inc. (“DBSI” and together with RBS Securities and WFS in such capacity, the “Underwriters”) pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated June 7, 2012, between the Registrant, RBS and the Underwriters, and (ii) the sale of the Privately Offered Certificates by the Registrant to RBS Securities, WFS, DBSI and J.P. Morgan Securities LLC (“JPMorgan” and together with RBS Securities, WFS and DBSI in such capacity, the “Initial Purchasers”) pursuant to a Certificate Purchase Agreement, dated June 7, 2012, between the Registrant, RBS and the Initial Purchasers, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated June 7, 2012, supplementing the Prospectus dated May 29, 2012, each as filed with the Securities and Exchange Commission.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

1.1	Underwriting Agreement, dated June 7, 2012, between RBS Commercial Funding Inc., The Royal Bank of Scotland plc, RBS Securities Inc., Wells Fargo Securities, LLC and Deutsche Bank Securities Inc.

4.1	Pooling and Servicing Agreement, dated as of June 1, 2012, between RBS Commercial Funding Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, TriMont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Deutsche Bank Trust Company Americas, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of June 7, 2012, between RBS Commercial Funding Inc. and The Royal Bank of Scotland plc.

99.2	Mortgage Loan Purchase Agreement, dated as of June 7, 2012, between RBS Commercial Funding Inc. and Wells Fargo Bank, National Association.

99.3	Mortgage Loan Purchase Agreement, dated as of June 7, 2012, between RBS Commercial Funding Inc. and RBS Financial Products Inc.

99.4	Mortgage Loan Purchase Agreement, dated as of June 7, 2012, between RBS Commercial Funding Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.

99.5	Mortgage Loan Purchase Agreement, dated as of June 7, 2012, between RBS Commercial Funding Inc., Liberty Island Group I LLC and Liberty Island Group LLC.

99.6	Mortgage Loan Purchase Agreement, dated as of June 7, 2012, between Wells Fargo Commercial Mortgage Securities, Inc and C-III Commercial Mortgage LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RBS Commercial Funding Inc.

By:	/s/ Jim Barnard
Name:	Jim Barnard
Title:	Director

Date: June 26, 2012

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated June 7, 2012, between RBS Commercial Funding Inc., The Royal Bank of Scotland plc, RBS Securities Inc., Wells Fargo Securities, LLC and Deutsche Bank Securities Inc.

4.1	Pooling and Servicing Agreement, dated as of June 1, 2012, between RBS Commercial Funding Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, TriMont Real Estate Advisors, Inc., as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Deutsche Bank Trust Company Americas, as trustee.

99.1	Mortgage Loan Purchase Agreement, dated as of June 7, 2012, between RBS Commercial Funding Inc. and The Royal Bank of Scotland plc.

99.2	Mortgage Loan Purchase Agreement, dated as of June 7, 2012, between RBS Commercial Funding Inc. and Wells Fargo Bank, National Association.

99.3	Mortgage Loan Purchase Agreement, dated as of June 7, 2012, between RBS Commercial Funding Inc. and RBS Financial Products Inc.

99.4	Mortgage Loan Purchase Agreement, dated as of June 7, 2012, between RBS Commercial Funding Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.

99.5	Mortgage Loan Purchase Agreement, dated as of June 7, 2012, between RBS Commercial Funding Inc., Liberty Island Group I LLC and Liberty Island Group LLC.

99.6	Mortgage Loan Purchase Agreement, dated as of June 7, 2012, between Wells Fargo Commercial Mortgage Securities, Inc and C-III Commercial Mortgage LLC.

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